QUARTERLY FINANCIAL INFORMATION (UNAUDITED)	12 Months Ended
Dec. 30, 2023
QUARTERLY FINANCIAL INFORMATION (UNAUDITED)
QUARTERLY FINANCIAL INFORMATION (UNAUDITED)

N.QUARTERLY FINANCIAL INFORMATION (UNAUDITED)

The following table sets forth selected financial information for all of the quarters, consisting of 52 weeks during the year ended December 30, 2023 and 53 weeks during the year ended December 31, 2022, (in thousands, except per share data):

	First		Second		Third		Fourth
	2023	2022	2023	2022	2023	2022	2023	2022
Net sales	$1,822,476	$2,489,313	$2,043,918	$2,900,874	$1,827,637	$2,322,855	$1,524,353	$1,913,697
Gross profit	358,329	478,363	400,067	503,452	364,400	450,176	296,142	357,470
Net earnings	125,578	193,131	150,788	207,853	134,183	172,101	103,908	131,879
Net earnings attributable to controlling interest	126,069	189,703	150,761	203,118	134,035	167,241	103,447	132,589
Basic earnings per share	2.01	3.01	2.40	3.24	2.14	2.68	1.65	2.12
Diluted earnings per share	1.98	3.00	2.36	3.23	2.10	2.66	1.62	2.10